EXHIBIT 32

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to Annual Report on Form 10-K/A of ImageWare Systems, Inc. (the “Company”) for the fiscal year ended December 31, 2012 as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I, S. James Miller, Chief Executive Officer and President of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2013	/s/ S. James Miller
S. James Miller
Chief Executive Officer and President

A signed original of this written statement required by Section 906 has been provided to ImageWare Systems, Inc. and will be retained by ImageWare Systems, Inc. and furnished to the SEC or its staff upon request.

In connection with this Amendment No. 1 to Annual Report on Form 10-K/A of ImageWare Systems, Inc. (the “Company”) for the fiscal year ended December 31, 2012 as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I, Wayne Wetherell, Sr. Vice President, Chief Financial Officer, Secretary and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2013	/s/ Wayne Wetherell
Wayne Wetherell
Sr. Vice President, Chief Financial Officer, Secretary and Treasurer

A signed original of this written statement required by Section 906 has been provided to ImageWare Systems, Inc. and will be retained by ImageWare Systems, Inc. and furnished to the SEC or its staff upon request.